Summary Prospectus
February 1, 2016, as supplemented on February 17, 2016

Destra Flaherty & Crumrine
Preferred and Income Securities Fund
(formerly Destra Preferred and Income Securities Fund)

Class A Shares	Class C Shares	Class I Shares
DPIAX	DPICX	DPIIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.destracapital.com/literature. You can also get this information at no cost by calling 877.287.9646 or by sending an e-mail to info@destracapital.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated February 1, 2016, are incorporated by reference into (and are considered part of) this Summary Prospectus. The Statement of Additional Information may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The investment objective of Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) is to seek total return, with an emphasis on high current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other Destra mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 23 of the Fund’s Prospectus and “Purchases” on page 55 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)	4.50%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage
of the lower of original purchase price or redemption	None1	1.00%	None
proceeds)

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends	None	None	None

Redemption Fee on shares held for 90 days or less (as a
percentage of amount redeemed)	None	None	None

Exchange Fees	None	None	None

1	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b 1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.12%	0.94%	0.72%
Total Annual Fund Operating Expenses	2.12%	2.69%	1.47%
Fee Waiver1	(0.62)%	(0.44)%	(0.25)%
Total Annual Fund Operating Expenses after Fee Waiver	1.50%	2.25%	1.22%

1
Destra has agreed to cap expenses such that the total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) are 1.50% for Class A, 2.25% for Class C and 1.22% for Class I. This waiver will continue in effect until February 1, 2022, and may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees of the Trust.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$596	$903	$1,232	$2,459	$596	$903	$1,232	$2,459
Class C	$328	$703	$1,205	$2,792	$228	$703	$1,205	$2,792
Class I	$124	$387	$670	$1,608	$124	$387	$670	$1,608

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2015, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of preferred and income producing securities, including traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, convertible securities, contingent-capital securities, subordinated debt, senior debt and securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities.

The Fund may also invest up to 15% of its net assets in common stock. The portions of the Fund’s assets invested in various types of preferred stock, debt or equity may vary from time to time depending on market conditions. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services. The Fund may also invest up to 40% of its net assets in securities of non U.S. companies.

The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter term securities.

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PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk: The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Concentration Risk: The Fund intends to invest 25% or more of its total assets in securities of financial services companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.

Convertible Securities Risk: The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit Risk: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Currency Risk: Since a portion of the Fund’s assets may be invested in securities denominated in non-U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Financial Services Companies Risk: The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

General Fund Investing Risks: The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

High Yield Securities Risk: High yield securities generally are less liquid, have more volatile prices and have greater credit risk than investment grade securities.

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Income Risk: The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk: If interest rates rise—in particular, if long-term interest rates rise—the prices of fixed-rate securities held by the Fund will fall.

Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk: This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Market Risk: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Diversification/Limited Holdings Risk: The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund can. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities. Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Non-U.S. Investment Risk: Because the Fund can invest its assets in non-U.S. instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-U.S. markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a non-U.S. country. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Preferred Security Risk: Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

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Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at destracapital.com or by calling (877) 287 9646.

The bar chart below shows the Fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.

Calendar Year Total Return as of 12/31

* Class A year-to-date total return as of December 31, 2015 was 5.53%.

The Fund’s highest and lowest quarterly returns were 6.44% and -2.62%, respectively, for the quarters ended March 31, 2012 and September 30, 2013.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated to those of a broad measure of market performance. Previously, the Fund used the BofA Merrill Lynch Preferred Index as its primary benchmark. Going forward, the Fund’s performance will be compared to the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index because it more closely reflects the Fund’s investment universe. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced. The returns that follow reflect sales charges.

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Average Annual Total Returns
for the Periods Ended December 31, 2015

			Since Inception
	1 Year	3 Years	(April 12, 2011)
Class A (return before taxes)	0.76%	4.27%	6.70%

Class A (return after taxes on distributions)	(0.61)%	2.78%	5.35%

Class A (return after taxes on distributions
and sale of Fund shares)	0.84%	2.87%	4.89%

Class C (return before taxes)	3.73%	5.12%	7.46%

Class I (return before taxes)	6.04%	6.32%	8.14%

BofA Merrill Lynch Preferred Index (reflects
no deduction for fees, expenses or taxes)	3.62%	5.57%	6.61%

BofA Merrill Lynch 8% Constrained Core
West Preferred & Jr. Subordinated Securities	4.70%	5.94%	—2
Index

1	The inception date of Class C shares is November 1, 2011.
2
The inception date of the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index is April 4, 2012. Therefore returns are not available for this time period because the index was not yet in existence.

Management
Investment Adviser
Destra Capital Advisors LLC

Investment Sub-Adviser
Flaherty & Crumrine Incorporated (the “Sub-Adviser”)

Portfolio Managers
Flaherty & Crumrine Incorporated
R. Eric Chadwick	Since 2011
Bradford S. Stone	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The maximum purchase in Class C shares is $500,000 for any single purchase. The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares. The minimum investment for Class I shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day. Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax deferred accounts and $2,500 for other account types.

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Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

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